SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   27-Nov-00

NEW CENTURY MORTGAGE SECURITIES, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JULY 1, 2000, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2000-NCB)

New Century Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Delaware          333-76805            33-0852169
(State or Other   (Commission          (I.R.S. Employer
Jurisdiction of   File Number)         Identification
Incorporation)                         Number)

18400 Von Karman
Irvine, California           92612
(Address of Principal        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 949-863-7243

Item 5.  Other Events

On       27-Nov-00  a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
         27-Nov-00 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:     NONE

D.      Item 2: Changes in Securities: NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated     27-Nov-00

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2000-NCB

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:             11/27/00

                  Beginning
                  Certificate
Class             Balance              Principal
A                 373,361,567.80       4,290,313.70
P                      100.00                 0.00
Total             373,361,667.80       4,290,313.70

                  Ending
                  Certificate
Class             Balance              Interest
A                 369,071,254.10       2,361,511.92
P                      100.00           101,845.02
Total             369,071,354.10       2,463,356.94


              AMOUNTS PER $1,000 UNIT

                                                  Ending
                                                  Certificate
Class   Principal            Interest             Balance
A       11.20069366          6.16518358           963.53188727
P       0.00000000           1018450.2000         1000.00000000

                                       Pass-Through
Class             Cusip                Interest Rate
A                 64352VBW0               6.90000%
P                                         0.00000%


a)  Beginning Pool Principal Balance              377,748,302.55
     Ending Pool Principal Balance                374,037,494.91

b)  Interest from Purchased Loans                        0.00
      Principal from Purchased Loans                     0.00
      Substitution Shortfall Amount                      0.00

c)                           Extra Principal      Basic Principal
                     Class   Distribution         Distribution
                      A-1    579,506.06           3,710,807.64

d)  Available Funds Shortfall                            0.00
      Insured Distribution Amount - Principal            0.00
      Insured Distribution Amount - Interest      2,361,511.92
      Insured Payment                                    0.00
      Reimbursement Amount                               0.00

e)  Overcollateralized Amount                     4,966,240.81
     Overcollateralization Target Amount          13,473,782.17
     Overcollateralization Release Amount                0.00


f)  Servicing Fee                                  157,395.13
      Trustee Fee                                    2,754.41
      Insurer Premium                               73,814.25
      PMI Insurer Premium                          158,191.80

g)  Net WAC Cap                                      9.34006%
     Realized Losses                                     0.00
     Cumulative Realized Losses                          0.00
     Cut-Off Date Pool Balance                    384,965,204.91
     Cumulative Realized Losses/Cut-Off Date Pool    0.00000%
     Cumulative Number of liquidated Loans                  0
     Cumulative Balance of liquidated Loans              0.00


                                                   Beginning   Ending
h)  weighted average remaining term of Loans              339        338
      weighted average Rate of Mortgage Loans       10.58855%  10.58512%
      number of the Mortgage Loans outstanding          3,381

i)  Delinquency Advances for the current period              1,112,475.14
     Servicing Advances for the current period                      0.00
     Aggregate Outstanding Advances by Master Servicer              0.00*
     Aggregate Nonrecoverable Advances by Master Servicer           0.00
     PPIS advanced by Master Servicer                          12,660.66
     *As of current distribution date information was not available from servicer

j)  Principal Distribution Amount                 4,290,313.70
     Interest Distribution Amount                 2,361,511.92

k)   Has the Stepdown Requirement been satisfied?                    NO
      Has Servicer Termination Test been violated?                   NO
      Has the Step Up Trigger Occurred?                              NO
Performance Measures used in above tests:
       Rolling  Delinquency Percentage               1.58293%
       Cumulative Loss Percentage                    0.00000%
       Annual Loss Percentage                        0.00000%


l)  Prepayment Penalties                          101,845.02

      Scheduled Principal                         224,654.45
      Full and Partial Prepayments                3,486,153.19
      Liquidation Proceeds                              0.00

m)  Original Cut-off Loan Balance of modified or extended Loans:
                  Loan Number          Original Balance      Current Balance


n)  Payments received under the PMI Policy              0.00
     Number of Mortgage Loans with PMI Payments         0.00
     Amount of claims made and denied under the PMI Policy
     since the closing date                             0.00

o)  Basis Risk Shortfall                                0.00
     Unpaid Basis Risk Shortfalls

p) Reserve Fund
        Beginning Balance                5,000.00
        Withdrawals                          0.00
        Deposits                             0.00
        Ending Balance                   5,000.00

n)  Residual Class Total Distribution                    0.00

o)  Delinquency And Foreclosure Information:
                                                   Principal
                             # of Accounts          Balance  % of Total
        30-59 Days Delinquent       170           15,308,093.     4.093%
        60-89 Days Delinquent        74           6,626,771.1     1.772%
        90 or more Days              54           4,936,191.0     1.320%
        Aggregate                   298           26,871,055.     7.184%
        The above statistics include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties
                                                   Principal
                             # of Accounts          Balance  % of Total
Loans in foreclosure proceedi        46           4,051,842.5     1.083%
Loans in bankruptcy proceedin         6            535,582.50     0.143%
REO Properties                        0                  0.00     0.000%


        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             NEW CENTURY HOME EQUITY
                             LOAN TRUST

                             By: /s/ Eve Kaplan
                             Name:  Eve Kaplan
                             Title: Vice President
                             U.S. Bank National Association

Dated:    11/30/00